SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                     _____




Date of Report (Date of earliest event reported)           February 3, 1997
                                                  ------------------------------

                       INTERNATIONAL FAST FOOD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                      0-20203                    65-0302338
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(State or other jurisdiction     (Commission File              (IRS Employer
 or incorporation)                    Number)                Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                    ----------------------------

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

      (a) On February 3, 1997, Coopers & Lybrand resigned as the Company's auditors.

      (b) During the two most recent fiscal years and interim period subsequent to December 31, 1996, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

      (c) The report of Coopers & Lybrand for the fiscal years ended December 31, 1995 and December 31, 1994 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope or accounting principles.

      (d) The Company has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Coopers & Lybrand on February 5, 1997. The Company will file by amendment, as an exhibit to this Form 8-K Report, a copy of such letter when it is received.

      (e) On February 5, 1997, the Board of Directors of the Company appointed Moore Stephens-Lovelace, Roby, P.L. as independent auditors of the Company for the fiscal year ended December 31, 1996.


ITEM 5 - OTHER EVENTS
         ------------

      (a) On January 29, 1997 the Pacific Stock Exchange ("Exchange") filed an application for the removal of the Company's Common Stock from listing and registration on the Exchange to be made effective on March 3, 1997. The Company's Common Stock was suspended from listing on the Exchange December 4, 1996. The Company's appeal of the suspension was denied by the Exchange.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

      (c)   Exhibits:

      (1) Letter of Coopers & Lybrand pursuant to Item 304(a)(3) of Regulation S-B.


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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FAST FOOD CORPORATION


                                    By: /s/ Mitchell Rubinson
                                        ----------------------------------------
                                        MITCHELL RUBINSON, President


DATED:  February 7, 1997


















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